UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On July 9, 2021, DIRTT Environmental Solutions Ltd. (“DIRTT” or the “Company”) issued a press release containing, among other things, a discussion regarding its anticipated revenue for the three months ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, and will not be incorporated by reference into any filing under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On July 8, 2021, Mr. Steven E. Parry, the Chairman of the Board of Directors (the “Board”) of the Company and member of the Compensation Committee, informed the Board of his decision to retire from the Board at the end of his current term and not stand for re-election as a director at DIRTT’s 2022 annual general meeting of shareholders (the “2022 AGM”). Mr. Parry’s term will expire in conjunction with the 2022 AGM. Mr. Parry’s decision to retire and not stand for re-election is not as a result of any disagreement with DIRTT.

On July 8, 2021, Mr. Todd W. Lillibridge was appointed as the Chairman of the Board and Dr. Diana Rhoten was appointed as the Chair of the Compensation Committee, effective immediately. Additionally, Mr. Lillibridge ceased to serve as a member of the Compensation Committee, effective immediately.

Item 7.01.	Regulation FD Disclosure

A copy of the press release announcing the appointment of Mr. Lillibridge as Board Chair, Ms. Rhoten as Compensation Committee Chair, and Mr. Parry’s decision not to stand for re-election as a director at the 2022 AGM, as well as a discussion regarding the Company’s anticipated revenue for the three months ended June 30, 2021, is furnished as Exhibit 99.1 hereto. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Press release dated July 9, 2021.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: July 9, 2021	By:	/s/ Charles R. Kraus
Charles R. Kraus
Senior Vice President, General Counsel & Corporate Secretary